Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Fourth Quarter and Full Year Fiscal 2019 Financial Results

NEWARK, CA – October 3, 2019 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the fourth quarter and full year fiscal 2019 ended August 30, 2019.

Fourth Quarter Fiscal 2019 Highlights:

•Net sales of $278.4 million

•GAAP operating income of $11.4 million

•GAAP net income of $5.6 million

•Adjusted EBITDA of $25.2 million

•GAAP diluted EPS of $0.24

•Non-GAAP diluted EPS of $0.50

Full Year Fiscal 2019 Highlights:

•Net sales of $1.2 billion

•GAAP operating income of $89.1 million

•GAAP net income of $51.3 million

•Adjusted EBITDA of $134.7 million

•GAAP diluted EPS of $2.19

•Non-GAAP diluted EPS of $3.34

•Cash increase of $66.8 million

“Fiscal 2019 was a year of two halves.  In the first half we experienced a healthy memory pricing environment and our financial results benefited from that strength.  In the second half of fiscal 2019 component pricing in the memory market declined significantly, which primarily impacted our business in Brazil and, to a lesser extent, our Specialty Memory Products, and resulted in overall revenues in fiscal 2019 declining year-over-year by 6%,” commented Ajay Shah, Chairman and CEO.

“Despite this challenging business environment, our Specialty Memory Products business grew year-over-year, and our Specialty Compute and Storage Solutions business finished strong representing 30% of total net sales for the fourth quarter of fiscal 2019. Additionally, during the year we added $66.8 million in cash while utilizing an additional $75 million to complete two significant acquisitions that are both accretive to earnings in the first full quarter of operations.”

“In Brazil, the new points-based system for local manufacturing became effective July 1, 2019. We are encouraged by the rebound in our forecasted unit volumes since the new rules went into effect,” continued Mr. Shah.

Jack Pacheco, Chief Operating Officer and Chief Financial Officer, added, “Fourth quarter fiscal 2019 financial results were below our previous guidance primarily due to weakness in our supply chain services business, which is reported as part of Specialty Memory Products.”

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q4 FY19	Q3 FY19	Q4 FY18	Q4 FY19	Q3 FY19	Q4 FY18
Net sales	$278.4	$235.7	$374.0	$278.4	$235.7	$374.0
Gross profit	$52.3	$43.0	$82.7	$53.4	$43.7	$83.8
Operating income	$11.4	$7.4	$45.0	$18.0	$13.2	$51.8
Net income	$5.6	$1.9	$29.7	$11.9	$7.9	$40.0
Diluted earnings per share (EPS)	$0.24	$0.08	$1.28	$0.50	$0.34	$1.72

Annual Financial Results	GAAP (1)		Non-GAAP (2)
(In millions, except per share amounts)	FY19	FY18	FY19	FY18
Net sales	$1,212.0	$1,288.8	$1,212.0	$1,288.8
Gross profit	$237.5	$291.6	$240.6	$293.6
Operating income	$89.1	$170.2	$113.2	$188.8
Net income	$51.3	$119.5	$78.3	$147.0
Diluted earnings per share (EPS)(3)	$2.19	$5.17	$3.34	$6.36

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the first quarter of fiscal 2020 ending November 29, 2019. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$275 to $285 million
Gross Margin - GAAP / Non-GAAP	21% to 23%
Diluted EPS - GAAP	$0.30 to $0.40

Share-based compensation per share	$0.22
Intangible amortization per share	$0.16

Diluted EPS - Non-GAAP	$0.68 to $0.78

Expected diluted share count	23.9 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 6379732.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 6379732.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; trade regulations and relations; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related expenses and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, acquisition-related expenses and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART lines of business are leading designers and manufacturers of electronic products focused on memory and computing technology areas. The company specializes in application specific product development and support for customers in enterprise, government and OEM sales channels. Customers rely on SMART as a strategic supplier with top tier customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities worldwide. The company targets customers in markets such as communications, storage, networking, mobile, industrial automation, industrial internet of things, government, military, edge computing and high performance computing.  SMART operates in three primary product areas: specialty memory products, Brazil products and specialty compute and storage solutions.

See www.smartgh.com, www.smartm.com, www.smartembedded.com, www.smartsscs.com and www.penguincomputing.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 30, 2019	May 31, 2019	August 31, 2018	August 30, 2019	August 31, 2018
Net sales:
Brazil	$89,123	$100,982	$198,624	$536,495	$797,849
Specialty Memory	104,634	98,755	122,820	458,946	438,446
Specialty Compute and Storage Solutions	84,643	35,920	52,526	216,558	52,526
Total net sales	278,400	235,657	373,970	1,211,999	1,288,821
Cost of sales (1)(2)	226,108	192,622	291,291	974,472	997,235
Gross profit	52,292	43,035	82,679	237,527	291,586
Operating expenses:
Research and development (1) (2)	13,536	11,330	11,659	47,920	39,824
Selling, general and administrative (1) (2)	30,024	24,306	29,039	103,226	84,541
Change in estimated fair value of acquisition-related
contingent consideration	(2,700)	—	(3,000)	(2,700)	(3,000)
Total operating expenses	40,860	35,636	37,698	148,446	121,365
Income from operations	11,432	7,399	44,981	89,081	170,221
Other income (expense):
Interest expense, net	(4,567)	(5,001)	(6,217)	(20,716)	(19,144)
Other income (expense):	819	97	(5,987)	(2,161)	(13,299)
Total other expense	(3,748)	(4,904)	(12,204)	(22,877)	(32,443)
Income before income taxes	7,684	2,495	32,777	66,204	137,778
Provision for income taxes	2,059	550	3,059	14,872	18,315
Net income	$5,625	$1,945	$29,718	$51,332	$119,463

Earnings per share:
Basic	$0.24	$0.08	$1.33	$2.24	$5.42
Diluted	$0.24	$0.08	$1.28	$2.19	$5.17
Shares used in computing per-share calculation:
Basic	23,366	23,005	22,383	22,959	22,051
Diluted	23,825	23,330	23,270	23,468	23,119

(1) Includes share-based compensation expense as follows:
Cost of sales	$682	$651	$475	$2,485	$1,334
Research and development	687	673	572	2,654	1,459
Selling, general and administrative	4,194	3,109	2,911	13,060	7,764
Total stock-based compensation expense	$5,563	$4,433	$3,958	$18,199	$10,557

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$436	$16	$7	$566	$7
Research and development	—	—	252	—	987
Selling, general and administrative	2,165	961	2,144	5,048	5,136
Total amortization expense	$2,601	$977	$2,403	$5,614	$6,130

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 30, 2019	May 31, 2019	August 31, 2018	August 30, 2019	August 31, 2018
Reconciliation of gross profit:
GAAP gross profit	$52,292	$43,035	$82,679	$237,527	$291,586
GAAP gross margin	18.8%	18.3%	22.1%	19.6%	22.6%
Add: Share-based compensation included in cost of sales	682	651	475	2,485	1,334
Add: Amortization of intangible assets	436	16	7	566	7
Add: Purchase accounting adjustment	—	—	631	—	631
Non-GAAP gross profit	$53,410	$43,702	$83,792	$240,578	$293,558
Non-GAAP gross margin	19.2%	18.5%	22.4%	19.8%	22.8%

Reconciliation of operating expenses:
GAAP operating expenses	$40,860	$35,636	$37,698	$148,446	$121,365
Less: Share-based compensation expense included in opex
Research and development	687	673	572	2,654	1,459
Selling, general and administrative	4,194	3,109	2,911	13,060	7,764
Total	4,881	3,782	3,483	15,714	9,223
Less: Amortization of intangible assets included in opex
Research and development	—	—	252	—	987
Selling, general and administrative	2,165	961	2,144	5,048	5,136
Total	2,165	961	2,396	5,048	6,123
Less: S-1 related costs	—	—	—	—	813
Less: Legal fees - term loan (payment holiday)	—	—	—	126	—
Less: Acquisition-related costs	1,068	431	2,844	2,922	3,435
Less: Contingent consideration fair value adjustment	(2,700)	—	(3,000)	(2,700)	(3,000)
Non-GAAP operating expenses	$35,446	$30,462	$31,975	$127,336	$104,771

Reconciliation of income from operations:
GAAP income from operations	$11,432	$7,399	$44,981	$89,081	$170,221
GAAP operating margin	4.1%	3.1%	12.0%	7.3%	13.2%
Add: Share-based compensation expense	5,563	4,433	3,958	18,199	10,557
Add: Amortization of intangible assets	2,601	977	2,403	5,614	6,130
Add: Purchase accounting adjustment	—	—	631	—	631
Add: S-1 related costs	—	—	—	—	813
Add: Legal fees - term loan (payment holiday)	—	—	—	126	—
Add: Acquisition-related costs	1,068	431	2,844	2,922	3,435
Add: Contingent consideration fair value adjustment	(2,700)	—	(3,000)	(2,700)	(3,000)
Non-GAAP income from operations	$17,964	$13,240	$51,817	$113,242	$188,787
Non-GAAP operating margin	6.5%	5.6%	13.9%	9.3%	14.6%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	August 30, 2019	May 31, 2019	August 31, 2018	August 30, 2019	August 31, 2018
Reconciliation of income before income taxes:
GAAP income before income taxes	$7,684	$2,495	$32,777	$66,204	$137,778
Add: Share-based compensation expense	5,563	4,433	3,958	18,199	10,557
Add: Amortization of intangible assets	2,601	977	2,403	5,614	6,130
Add: Purchase accounting adjustment	—	—	631	—	631
Add: S-1 related costs	—	—	—	—	813
Add: Legal fees - term loan (payment holiday)	—	—	—	126	—
Add: Acquisition-related costs	1,068	431	2,844	2,922	3,435
Add: Contingent consideration fair value adjustment	(2,700)	—	(3,000)	(2,700)	(3,000)
Add: Foreign currency (gains)/losses	(332)	144	5,968	3,149	13,227
Non-GAAP income before income taxes	$13,884	$8,480	$45,581	$93,514	$169,571

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$2,059	$550	$3,059	$14,872	$18,315
GAAP effective tax rate	26.8%	22.0%	9.3%	22.5%	13.3%
Tax effect of adjustments to GAAP results	33	(14)	(2,529)	(314)	(4,273)
Non-GAAP provision for income taxes	$2,026	$564	$5,588	$15,186	$22,588
Non-GAAP effective tax rate	14.6%	6.7%	12.3%	16.2%	13.3%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$5,625	$1,945	$29,718	$51,332	$119,463
Adjustments to GAAP net income:
Share-based compensation	5,563	4,433	3,958	18,199	10,557
Amortization of intangible assets	2,601	977	2,403	5,614	6,130
Purchase accounting adjustment	—	—	631	—	631
S-1 related costs	—	—	—	—	813
Legal fees - term loan (payment holiday)	—	—	—	126	—
Acquisition-related costs	1,068	431	2,844	2,922	3,435
Contingent consideration fair value adjustment	(2,700)	—	(3,000)	(2,700)	(3,000)
Foreign currency (gains)/losses	(332)	144	5,968	3,149	13,227
Tax effect of items excluded from non-GAAP results	33	(14)	(2,529)	(314)	(4,273)
Non-GAAP net income	$11,858	$7,916	$39,993	$78,328	$146,983

Shares used in computing earnings per share (diluted)	23,825	23,330	23,270	23,468	23,119
Non-GAAP earnings per share (diluted)	$0.50	$0.34	$1.72	$3.34	$6.36

GAAP earnings per share (diluted)	$0.24	$0.08	$1.28	$2.19	$5.17

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 30, 2019	May 31, 2019	August 31, 2018	August 30, 2019	August 31, 2018
GAAP net income	$5,625	$1,945	$29,718	$51,332	$119,463
Share-based compensation expense	5,563	4,433	3,958	18,199	10,557
Amortization of intangible assets	2,601	977	2,403	5,614	6,130
Interest expense, net	4,567	5,001	6,217	20,716	19,144
Provision for income tax	2,059	550	3,059	14,872	18,315
Depreciation	6,452	5,841	5,124	23,592	20,052
S-1 related costs	—	—	—	—	813
Legal fees - term loan (payment holiday)	—	—	—	126	—
Purchase accounting adjustment(1)	—	—	631	—	631
Acquisition-related costs(1)	1,068	431	2,844	2,922	3,435
Contingent consideration fair value adjustment(1)	(2,700)	—	(3,000)	(2,700)	(3,000)
Adjusted EBITDA	$25,235	$19,178	$50,954	$134,673	$195,540

(1) Amounts in FY19 & FY18 related to acquisitions of SMART EC & Inforce (July 2019) and Penguin Computing (June 2018).

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	August 30,	August 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$98,139	$31,375
Accounts receivable, net	233,351	237,212
Inventories	118,738	221,419
Prepaid expenses and other current assets	37,950	32,043
Total current assets	488,178	522,049
Property and equipment, net	68,345	56,615
Other noncurrent assets	12,784	22,449
Intangible assets, net	69,325	26,255
Goodwill	79,888	45,394
Total assets	$718,520	$672,762
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$164,866	$223,186
Accrued liabilities	64,898	45,190
Current portion of long-term debt	24,054	27,409
Total current liabilities	253,818	295,785
Long-term debt	182,450	184,190
Other long-term liabilities	10,327	5,659
Total liabilities	446,595	485,634
Shareholders’ equity:
Ordinary shares	712	678
Additional paid-in capital	284,459	250,191
Accumulated other comprehensive loss	(177,866)	(175,995)
Retained earnings	164,620	112,254
Total shareholders’ equity	271,925	187,128
Total liabilities and shareholders’ equity	$718,520	$672,762

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Fiscal Year Ended
	August 30, 2019	May 31, 2019	August 31, 2018	August 30, 2019	August 31, 2018
Cash flows from operating activities:
Net income	$5,625	$1,945	$29,718	$51,332	$119,463
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,054	6,817	7,526	29,206	26,182
Share-based compensation	5,563	4,433	3,958	18,199	10,557
Provision for doubtful accounts receivable and sales returns	(66)	46	(73)	(90)	(86)
Deferred income tax benefit	(1,149)	677	(1,444)	(719)	(2,820)
Loss on disposal of property and equipment	56	22	461	77	691
Write off of long-term asset	—	—	—	—	250
Amortization of debt discounts and issuance costs	718	706	807	2,803	2,972
Change in fair value of contingent consideration	(2,700)	—	(3,000)	(2,700)	(3,000)
Changes in operating assets and liabilities:
Accounts receivable	11,665	91,430	31,409	19,323	(55,297)
Inventories	19,312	35,111	(14,495)	102,083	(42,435)
Prepaid expenses and other assets	(3,393)	(2,455)	(5,241)	(1,606)	(8,736)
Accounts payable	(19,684)	(76,442)	(66,331)	(64,569)	17,548
Accrued expenses and other liabilities	23,939	(15,980)	7,321	16,317	2,618
Net cash provided by (used in) operating activities	48,940	46,310	(9,384)	169,656	67,907
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(3,321)	(10,496)	(7,487)	(33,433)	(25,738)
Proceeds from sale of property and equipment	10	18	204	81	305
Acquisitions of business, net of cash acquired	(75,940)	—	(42,316)	(76,088)	(42,316)
Net cash used in investing activities	(79,251)	(10,478)	(49,599)	(109,440)	(67,749)
Cash flows from financing activities:
Long-term debt payment	(1,680)	(1,704)	(5,865)	(6,753)	(24,267)
Proceeds from issuance of long-term debt, net of costs paid	—	—	59,365	—	59,365
Fees paid for revolving line of credit refinancing	—	—	—	—	(768)
Payment of costs related to initial public offering	—	—	—	—	(1,591)
Proceeds from borrowings under revolving line of credit	19,000	67,500	151,895	254,500	429,395
Repayments of borrowings under revolving line of credit	(19,000)	(67,500)	(184,184)	(254,500)	(461,684)
Proceeds from issuance of ordinary shares from share option exercise	1,301	297	1,324	5,071	7,494
Proceeds from issuance of ordinary shares from ESPP	—	1,335	—	2,303	—
Withholding tax on restricted stock units	(290)	(11)	—	(520)	—
Net cash provided by (used in) financing activities	(669)	(83)	22,535	101	7,944
Effect of exchange rate changes on cash, cash equivalents and restricted cash *	3,020	(4,824)	2,867	588	(331)
Net increase (decrease) in cash, cash equivalents and restricted cash *	(27,960)	30,925	(33,581)	60,905	7,771
Cash, cash equivalents and restricted cash at beginning of period *	126,099	95,174	70,815	37,234	29,463
Cash, cash equivalents and restricted cash at end of period *	$98,139	$126,099	$37,234	$98,139	$37,234

*	Cash balance was adjusted to include restricted cash upon adoption of ASU 2016-18 in fiscal 2019.

# # #

Investor Contacts:

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com